Loan Agreement

This loan agreement (Hereinafter referred to as “the Agreement”) is made and entered into in Dalian as of 9 (month) 1 (day), 2006 by both parties listed as below:

Party A: Dalian Vitup Management Holdings Co. Ltd.

Address: NO.108-1, Nanshan Road, Zhongshan District, Talian, China.

Party B:

Shubin Wang

ID No.: [220622196506270630]

Feng Gu

ID No.: [220602196409190940]

Whereas:

1.

A, as one of the shareholders in China Vitup Healthcare Holdings Inc.(BVI) lent an aggregate amount of RMB 8,000,000 to Party B for the incorporation of Dalian Vitup Healthcare Management Co. Ltd. in 2004. Dalian Vitup Healthcare Management Co. Ltd. (Hereinafter referred to as the “Domestic Company”) is set up in March 6th, 2004. Both members of Party B are citizens in PRC, each respectively holding 51% and 49% of the shares of Domestic Company.

2.

Party A is a foreign-funded limited company duly organized under the laws of the PRC.

3.

Shareholder A transferred its creditor’s right to the loan of RMB 8,000,000 to Party A on September 2006.  Party B acknowledges such transfer and agrees to reach this agreement with Party A and put its shares of Domestic Company in pledge.

Now therefore, through friendly negotiation, Party A and Party B hereby agree it as follows:

1.

On the terms and subject to the conditions set forth herein, Party A agrees to continue to make a free loan to Party B amounted to RMB 8,000,000 and Party B agrees to accept the abovementioned loan.

2.

The term of the loan hereof is from the disbursement date to the date of full repayment of loan proceeds and interests or the cost of occupation of fund (if any). However, if Party B encounters the following circumstances during the term or any extended term of loan, Party A is entitled to determine the loan hereunder at maturity with written notice and Party B shall repay the loan in the way as stipulated in this agreement:

1)

Party B is fired or dismisses from Party A or any associate companies relating to Party A;

2)

Party B is dead or in absence or limitation of his capacity for civil conduct;

3)

Party B engages in criminal conduct or is involved in criminal activities;

4)

Any other third party files a claim against Party B that exceeds RMB 100,000; or

5)

Party A has issued to Party B a written notice with respect to the exercise of its right to purchase of the shares of Domestic Company as stipulated in Exclusive Option Contract stated in Clause 3 hereof.

3.

Both parties hereby agree and acknowledge that, within the laws of PRC, Party A is entitle to but not under the obligation to buy or appoint other persons (including natural person, corporate entity or other entities) at any time to purchase all or part of the shares held by Party B (Hereinafter referred to as “Purchase Right”) in the Domestic Company, but a prior written notice on such purchase shall be given to Party B. Once the aforesaid notice is issued, Party B shall immediately follow the instructions of Party A to transfer its shares of the Domestic Company to Party A or any other persons appointed by Party A at the original investment price (Hereinafter referred to as “Original Investment Price”) or other price agreed by Party A as otherwise stipulated by the law. Both parties hereby agrees and acknowledges that, when Party A exercises its stock option and if, in accordance with the current applicable laws, rules and regulations, the lowest share price allowed is higher than the Original Investment Price, Party A or its appointed person shall purchase the shares at such lowest price.

Both parties agree to sign an Exclusive Option Contract on the abovementioned matters thereof.

4.

Both parties agree and acknowledge that Party B may only make the repayment by the following means: upon the maturity of the loan, Party B (or his heirs, successors or assignees) shall transfer the shares of Domestic Company held by it to Party A and any other person appointed by Party A in accordance with the requirements stated in the written notice given by Party A and in compliance with the laws of PRC; and Party B shall repay the loan hereinunder with the income thus occurred from such share transfer.

5.

Both parties agree and acknowledge that, unless otherwise specified herein, the loan hereof is a free loan. But when the loan is due and Party B is required to transfer shares to Party A or any other persons appointed by Party A and if, in view of legal requirements or any other reasons, the actual total amount of share transfer is higher than the loan proceeds of Party B, the balance between the two foregoing items shall be deemed as loan interest or cost of occupation of fund in accordance within the limitation set forth by the law and shall be repaid to Party A with loan proceeds.

6.

Both parties agree that the completion of the obligations of Party B is subject to the satisfaction of the following conditions:

1)

Party B has transfer all the shares of Domestic Company held by it to Party A and/or any other person appointed by Party B; and

2)

Party B has repaid to Party A all the income from share transfer or an amount equivalent to highest amount limit allowed by law (including principal and applicable highest interest).

7.

For the purpose to guarantee the repayment for the liability hereof, Party B agrees to pledge all its shares of Domestic Company to Party A (Hereinafter referred to as “Share Pledge”). Both Parties agree to enter into a Share Pledge Contract on the matters abovementioned thereof.

8.

Upon the date of the execution of this agreement, Party A hereby represents and warrants to Party B as follows:

1)

Party A is a foreign-funded limited corporation registered in the PRC;

2)

Party A has obtained all necessary approval and authorization to sign and execute this agreement and the execution and delivery of this agreement is to the satisfaction with the business scope of Party A and in accordance with its articles of association or other constituent instruments.

3)

The execution and delivery of this agreement does not constitute any violation of any laws, rules, regulations, which are binding or having an effect on this agreement, and any other approvals, authorizations and notifications given by the government, any agreements signed by Party A and any other third party or any commitments presented to any third party by Party A; and

4)

This agreement has a legal effect upon the conclusion and shall constitute a mandatory obligation of Party A enforceable against Party A.

9.

From the date of the execution of this agreement to the date it terminates, Party B hereby represents and warrants to Party A as follows:

1)

Domestic Company is a limited corporation duly organized and validly existing under the laws of PRC, has fully paid registered capital and has obtained relevant capital verification report presented by a qualified accountant’s office; It has completely gone through all such procedures as obtaining approvals, authorizations, registration and lodgment in respect of its business and assets;

2)

Party B is legally in possession of all the shares of the Domestic Company’ shares;

3)

Party B has the right and has obtained all necessary approvals and authorizations to sign and execute this agreement;

4)

The execution and delivery of this agreement does not constitute any violation of any laws, rules, regulations, which are binding or having an effect on this agreement, and any other approvals, authorizations and notifications given by the government, any agreements signed by Party B and any other third party or any commitments presented to any third party by Party B; and

5)

This agreement has a legal effect upon the conclusion and shall constitute a mandatory obligation of Party B enforceable against Party B.

6)

Unless otherwise stipulated in Exclusive Option Contract and the Shares Pledge Contract, Party B shall neither place any mortgages, pledges or any other security rights on the shares of Domestic Company held by Party B, or make an offer or reach any agreement for the transfer of such shares to and with any other third party, or accept any offer for the purchase of such shares made by any other third party;

7)

There is not any or any underlying disputes, litigation, arbitration, or administrative proceedings or other proceedings in connection with the shares of Domestic Company held by Party B.

10.

Party B warrants as follows during the execution of this agreement:

1)

Except for the pledges and other rights placed for the benefit of Party A, Party B shall not, without the prior written consent by Party A, sell, transfer, mortgage, dispose of by any other means or place any other secured rights on its shares or other rights and interests of the Domestic Company;

2)

Party B shall neither, without the prior written consent by Party A, agree or support or sign any agreement aimed at the sales, transfers, pledges or disposition of shares or other beneficial rights and interests of any stocks by any other means in the shareholder’s meeting of the Party C nor allow the placement of any other secured rights on such shares, unless which is made to Party A or any persons appointed by Party A;

3)

Without the prior written consent by Party A, Party B shall not agree or support or sign any shareholder’s resolution to approve the Domestic Company to unite or merge with, or acquire or invest any other person, or seek separation;

4)

Party B shall immediately inform the Party A of any litigation, arbitration or other proceedings existing or pending in connection with or threatened against the Domestic Company.

5)

For the protection of the shares of the Domestic Company held by Party B, Party B shall execute all necessary and appropriate documents, take all necessary and appropriate actions and file all necessary and appropriate claims or make proper defenses against all claims;

6)

Without the prior written consent by Party A, Party B shall not take any actions or omissions that may have a great effect on the assets, business and responsibility of the Domestic Company;

7)

Party B shall appoint the person proposed by Party A as the director of the Domestic Company;

8)

In case that Party A exercise its stock option herein under, Party B shall immediately and unconditionally transfer the shares of the Domestic

Company held by it to Party A and/or the person appointed by it subject to the laws of PRC.

9)

Party B shall not request Domestic Company for the distribution of dividends and the allocation of profits;

10)

In case that the shares of Domestic Company held by Party B are transferred to Party A and/or the person appointed by Party A, any proceeds obtained by Party B through the transfer of its shares shall be used as consideration for repayment of the loan provided by Party A and loan interest or the cost of occupation of fund allowed under the relevant law of PRC.

11)

Party B shall strictly comply with the provisions and perform the obligations hereinunder, and shall not take any action or omission that may have material impact on the validity and mandatory enforceability of this agreement.

11.

Party B warrants that, in the execution of the agreement, it will use its best efforts to encourage Domestic Company to performance of the following obligations:

1)

Without the prior written consent by Party A, they shall not in any manner supplement, change or amend the articles and bylaws of Party C, increase or decrease its registered capital or change its structure of registered capital in any other manner;

2)

Party B shall keep the sound existence of the Company; prudently and effectively carry out the business in accordance with the good financial and business standards and conventions.

3)

Without the prior written consent by Party A, they shall not, at any time following the date of execution hereof, sell, transfer, mortgage, dispose of in any other manner any assets of Party C or legal or beneficial interest in the assets, business or revenues of Party C, or allow the encumbrance thereon of any security interest;

4)

Without the prior written consent of Party A, they shall not incur, inherit, guarantee for or suffer the existence of any debt, except for (i) debt incurred in the ordinary course of business instead of that incurred through any loans; and (ii) debt already disclosed to Party A for which Party A's written consent has been obtained;

5)

Party B shall always operate all of businesses during the ordinary course of business, to maintain the asset value and refrain from any action / omission sufficient to affect operating status and asset value;

6)

Party B shall not enter into any material contract (in this regard, a contract with value exceeding RMB 100,000 can be deemed as a material contract) without obtaining the written consent by Party A, except for those made in the usual, regular, ordinary course of business operation;

7)

Provide Party A with information on Party C's business operations and financial condition at Party A's request;

8)

Without the prior written consent of Party A, they shall not merge or be consolidated with any person, or acquire any person or make investments in any person;

9)

Party B shall not distribute dividends and allocate profits to shareholders in any means before obtaining prior written consent by Party A; but shall immediately allocate all the distributable profits to its shareholders as required by Party A;

10)

Party B shall Immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C's assets, business and revenue;

11)

For the protection of Party B’s ownership of all the assets, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

12.

This agreement is made and entered into for the benefit of the abovementioned persons and is binding on contracting parties, their respective heirs, successors and transferees duly authorized. Party B shall not transfer, pledge or dispose of by any means its relevant rights, interests or obligations.

13.

Party B hereby agrees that Party A may transfer its rights and obligations hereunder to any third party if required. Party A is not required to obtain the consent from Party B in this regard but should give Party B a notice concerning the transfer in writing upon the transfer.

14.

The execution, validity, interpretation, performance, amendment, termination of this agreement and the settlement of disputes herein are subject to the jurisdiction of the law of PRC.

15.

Arbitration

1)

All the disputes or claims arising in connection with the interpretation and performance of the agreement (including the existence, validity or termination of this agreement) should be settled amicably through negotiations. But if there is no agreement to be reached within 30 days after any party brings forward the requirement for disputes settlement, the other party may submit such disputes for arbitration. Arbitration shall be conducted by China International Economic and Trade Arbitration Commission in Beijing in accordance with its effective procedure rule. The award given by the Arbitration Commission shall be final and binding upon both parties;

2)

Arbitration shall be conducted in Beijing.

16.

This agreement becomes effective on the date of execution and invalid on the consummation of the performance of the obligations as stipulated herein by both parties.

17.

Unless [1] Party A commits a gross fault, fraudulent act, other illegal acts; or [2] Party A becomes bankrupt, Party B shall not cancel or terminate this agreement at any circumstances.

18.

This agreement shall not be amended or modified unless mutually agreed by both parties in writing; On matters not covered by this agreement, the two parties shall seek a settlement through the conclusion of supplementary agreements; Any amendment, supplementation or annex to this agreement is an inalienable part hereof.

19.

 This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter herein.

20.

This agreement is separable and the invalidity and unenforceability of any specific clause shall not affect the legal force and enforceability of other clauses.

21.

Each party shall hold any such information as in connection with the business, operation, financial situation of Company and other confidential information provided with in the execution of this agreement in confidence.

22.

Any obligation of the parties occurred or expired with regard to this contract shall survive the expiration or early termination of this agreement; the rights and obligations of the parties under Clause 14, 15 and 21 herein shall survive the termination of this Agreement.

23.

This original agreement is done in quadruplicate, each party holds two, and each original has equal legal effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first herinabove written.

Party A: Dalian Vitup Management Holdings Co.Ltd.

Authorized Representative：_________________

Party B: Shubin Wang

Signature：/s/ Shubin Wang

Feng Gu

Signature：/s/ Feng Gu